Disposal of Certain Assets of Tantech Energy	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Note 5 – Disposal of Certain Assets of Tantech Energy

On December 14, 2017, the Company entered into a sale agreement and related agreements (the “EDLC Agreements”) to transfer its Electric Double-Layer Capacitor (“EDLC”) carbon business (including intellectual property rights and equipment) to Zhejiang Apeikesi Energy Co., Ltd. (the “Buyer”), a PRC start-up company controlled by Dr. Zaihua Chen, the Registrant’s former CTO.

Pursuant to the EDLC Agreements, total purchase price is $2,459,200 (RMB 16 million) (the “Purchase Price”). The purchase price is payable in ten years with initial payment of approximately $0.7 million (RMB 4.48 million) due in fiscal 2017. The remaining purchase price shall be paid in nine equal installments in the following nine years. The Buyer is required to pay annual interest on the remaining purchase price at the PRC prime borrowing rate. As of December 14, 2017, the book value of net assets underlying the transaction was $432,929 and the gain from the sales transaction was approximately $1,948,490, which was included in the net income from discontinued operation in fiscal 2017. As of December 31, 2017, the aggregated of accounts receivable from Buyer was $1,770,624 of which $$1,502,518 was included in the accounts receivable –long term in the consolidated balance sheets (Note 5).

In connection with the Agreement, Buyer and the Company also signed a lease agreement, pursuant to which, the Buyer agreed to lease the existing production facility from Tantech Energy for five years. The rents for the first two years are free. The annual rent income for the third, fourth and fifth year is $50,750, $58,000 and $65,250, respectively. As a result of this agreement, the Company believes the sales of certain assets of Tantech Energy represented a strategic shift that could have a material effect on the Company’s result of operations. Based on the Company’s management accounts, certain assets as of December 31, 2017 and 2016, the revenue and expenses for the year ended December 31, 2017 and 2016 have been reclassified as discontinued operations to retrospectively reflect this transaction.

The financial results of the disposed EDLC business line are set forth below.

	For the year ended December 31,
	2017	2016	2015
Revenue	$3,402,405	$7,133,079	$12,015,364
Cost of revenues	(1,433,301)	(6,645,824)	(9,864,991)
Gross profit	1,969,104	487,255	2,150,373
Operating expenses	(4,100,079)	(2,798,681)	(2,405)
(Loss) Income from operations	(2,130,975)	(2,311,426)	2,147,968
Gain on disposal of EDLC	1,948,490	-	-
Other income (expense), net	219,971	(2,051)	3,566
Net income (loss) before tax	37,486	(2,313,477)	2,151,534
Income taxes	(7,168)	-	(261,800)
Income (loss) from discontinued operations	$30,318	$(2,313,477)	$1,889,734